UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust

(EFT)

Annual Report

May 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2016

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Annual Meeting of Shareholders	46

Dividend Reinvestment Plan	47

Board of Trustees’ Contract Approval	49

Management and Organization	52

Important Notices	55

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market was mixed over the

12-month period ended May 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 0.49% during the period. Positive returns for the asset class were driven by income, with price declines during 2015 detracting from returns.

Technical conditions (i.e., the balance of market supply and demand) put downward pressure on loan prices from the beginning of the period through the end of 2015. The supply of new loans outpaced institutional inflows, while the retail side of the loan market experienced net outflows in 2015 and the first two months of 2016.

From the start of the period through February 2016, falling energy prices also negatively impacted the loan market. While the floating-rate loan market has relatively small energy exposure, ongoing negative headlines about the energy sector appeared to weigh on loan prices in general. In addition, concerns regarding a slowdown in global growth, weakness in the Chinese economy and lower commodity prices all contributed to weak technical conditions.

However, from March 2016 through the end of the period, oil prices rebounded, market sentiment improved and corporate fundamentals (which had continued to remain largely positive during the period) began to prevail. Flows into the loan market moved from negative to flat and loan prices rose.

With the U.S. economy continuing its low-growth recovery during the period, improving corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.96%, well below the market’s 10-year average of 3.1%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the 12-month period ended May 31, 2016, Eaton Vance Floating-Rate Income Trust (the Fund) had a total return of 0.46% at net asset value (NAV), performing in line with the 0.49% return of the S&P/LSTA Leveraged Loan Index (the Index).

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. In keeping with the Fund’s secondary objective of preservation of capital, the Fund has historically tended to underweight lower-quality loans — a strategy that may help the Fund experience limited credit losses over time, but which may detract from relative performance versus the Index during periods when lower-quality issues outperform.

For the 12-month period, BBB-rated8 loans in the Index returned 3.78%, BB-rated loans in the Index returned 2.59%, B-rated loans in the Index returned 0.51%, CCC-rated loans in the Index returned –2.97%, and D-rated (defaulted) loans in the Index returned –37.96%. The negative performance of the D-rated category was due in large part to the continued decline of loans issued by Energy Future Holdings, also known as TXU, a major Index component that defaulted in 2014 but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to BB-rated loans, which outperformed the Index, and underweight to CCC-rated and D-rated loans aided relative performance versus the Index.

The Fund’s employment of investment leverage6 detracted from performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as the additional income earned by utilizing leverage was less than the magnified negative contribution from declining prices. The Fund’s exposure to high-yield bonds, which underperformed the loan market during the period, also detracted from relative results versus the Index, which does not include high-yield bonds.

On a sector-level basis, the Fund’s underweight to utilities and avoidance of TXU contributed to the Fund’s relative results versus the Index as the utilities sector trailed the Index during the period. Similarly, the Fund’s overweight to financial intermediaries, a sector that outperformed the overall loan market during the period, helped the Fund’s relative performance versus the Index. In contrast, the Fund’s underweight to lodging and casinos, a sector that outperformed the Index during the period, detracted from the Fund’s relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	0.46%	4.99%	4.91%
Fund at Market Price	—	1.14	2.73	4.63
S&P/LSTA Leveraged Loan Index	—	0.49%	3.71%	4.49%

% Premium/Discount to NAV[4]
				–7.57%

Distributions[5]
Total Distributions per share for the period				$0.904
Distribution Rate at NAV				6.05%
Distribution Rate at Market Price				6.55%

% Total Leverage[6]
Borrowings				25.86%
Variable Rate Term Preferred Shares (VRTP Shares)				8.92

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Fund Profile

Top 10 Issuers (% of total investments)[7]

Valeant Pharmaceuticals International, Inc.	1.2%
Asurion, LLC	1.1
Avago Technologies Cayman Ltd.	1.1
Community Health Systems, Inc.	0.9
Reynolds Group Holdings, Inc.	0.9
FMG Resources (August 2006) Pty. Ltd.	0.9
Intelsat Jackson Holdings S.A.	0.9
Virgin Media Investment Holdings Limited	0.9
Telesat Canada	0.8
Calpine Corp.	0.8
Total	9.5%

Top 10 Sectors (% of total investments)[7]

Health Care	9.9%
Electronics/Electrical	9.3
Business Equipment and Services	6.5
Retailers (Except Food and Drug)	5.2
Chemicals and Plastics	5.2
Lodging and Casinos	4.2
Leisure Goods/Activities/Movies	4.1
Food Products	3.5
Oil and Gas	3.2
Insurance	3.1
Total	54.2%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital.

For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 133.2%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.8%
BE Aerospace, Inc.
Term Loan, 3.75%, Maturing December 16, 2021		1,079	$1,087,669
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)		325	301,827
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		442	353,730
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		2,190	1,998,569
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020		4,664	4,673,660
Term Loan, 3.75%, Maturing June 4, 2021		2,014	2,013,046

			$10,428,501

Air Transport — 0.5%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019		2,625	$2,633,137

			$2,633,137

Automotive — 2.8%
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019		3	$2,560
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		1,186	1,188,829
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		1,075	1,059,121
FCA US, LLC
Term Loan, 3.50%, Maturing May 24, 2017		1,982	1,985,721
Term Loan, 3.25%, Maturing December 31, 2018		1,338	1,340,712
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		4,274	4,058,399
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		529	530,699
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		2,312	2,314,054
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020		242	244,064
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	896	991,023
Term Loan, 4.50%, Maturing June 30, 2022		1,318	1,324,967
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020		724	722,475

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	685	$684,881

		$16,447,505

Beverage and Tobacco — 0.4%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	1,426	$1,297,698
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	845,000

		$2,142,698

Brokerage / Securities Dealers / Investment Houses — 0.4%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	1,513	$1,505,915
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023	300	285,000
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	860	816,703

		$2,607,618

Building and Development — 2.8%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	1,089	$1,091,221
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	1,114	1,115,142
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	1,456	1,457,899
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	2,829	2,826,269
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021	5,046	4,881,963
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	223	224,499
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	1,166	1,167,826
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,606	1,591,288
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	970	973,928
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	695	697,047

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		627	$621,005

			$16,648,087

Business Equipment and Services — 9.7%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		3,669	$3,650,965
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		672	674,703
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		731	637,587
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023		1,145	1,093,658
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021		3,166	2,374,183
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020		904	903,592
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017		1,159	1,107,405
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019		484	486,232
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		671	651,623
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 20, 2019		1,029	1,027,045
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		298	296,075
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019		1,540	1,054,664
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(3)		298	168,260
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(3)		539	28,888
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019		4,828	4,672,731
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		1,590	1,591,565
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020		1,555	1,557,605
Garda World Security Corporation
Term Loan, 4.75%, Maturing November 6, 2020	CAD	3,282	2,424,490
Global Payments, Inc.
Term Loan, 3.94%, Maturing April 22, 2023		725	733,005

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		1,843	$1,843,304
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		2,142	2,148,587
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,304	1,307,095
ION Trading Finance Limited
Term Loan, 4.25%, Maturing June 10, 2021		522	524,007
Term Loan, 4.50%, Maturing June 10, 2021	EUR	1,148	1,286,264
KAR Auction Services, Inc.
Term Loan, 3.94%, Maturing March 11, 2021		3,047	3,055,672
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		3,613	3,619,231
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,223	1,246,921
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		956	888,544
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		592	579,468
Term Loan, 4.50%, Maturing April 11, 2022		743	702,591
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		1,536	1,534,878
Prime Security Services Borrower, LLC
Term Loan, 5.50%, Maturing May 2, 2022		1,225	1,239,738
Sensus USA, Inc.
Term Loan, 6.50%, Maturing March 16, 2023		1,275	1,278,187
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		4,620	4,648,607
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		657	652,892
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		1,305	1,309,830
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		48	47,771
Term Loan, 4.25%, Maturing May 14, 2022		274	272,776
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		3,357	3,358,766

			$56,679,405

Cable and Satellite Television — 3.5%
Altice US Finance I Corporation
Term Loan, 4.25%, Maturing December 14, 2022		1,586	$1,591,134
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		2,275	2,289,219

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021		958	$960,124
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022		4,300	4,333,325
Numericable Group SA
Term Loan, 4.56%, Maturing July 29, 2022	EUR	771	864,160
Term Loan, 4.56%, Maturing July 31, 2022		423	423,305
Numericable U.S., LLC
Term Loan, 5.00%, Maturing January 15, 2024		925	929,336
Telenet International Finance S.a.r.l.
Term Loan, Maturing June 30, 2024(2)		925	930,203
Virgin Media Investment Holdings Limited
Term Loan, 3.65%, Maturing June 30, 2023		2,932	2,935,877
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,650	2,384,051
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	424	472,330
Term Loan, 3.75%, Maturing January 15, 2022	EUR	659	733,187
Term Loan, 3.75%, Maturing January 15, 2022	EUR	1,192	1,327,081

			$20,173,332

Chemicals and Plastics — 7.2%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		297	$296,782
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		154	153,986
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		316	316,291
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,474	3,484,374
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		1,117	1,098,874
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		556	554,531
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		625	601,563
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		164	160,902
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		993	974,981
GCP Applied Technologies, Inc.
Term Loan, 5.25%, Maturing February 3, 2022		600	603,938
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		2,458	2,463,666

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		1,183	$1,183,757
Term Loan, 4.25%, Maturing April 1, 2023		575	579,672
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	470	521,652
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		4,533	4,536,506
Term Loan, 4.25%, Maturing March 31, 2022		767	768,085
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		2,300	2,278,438
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		319	299,390
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		597	597,149
Term Loan, 5.50%, Maturing June 7, 2020		667	666,313
Term Loan, 5.50%, Maturing June 7, 2020		1,442	1,441,080
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		1,309	1,311,161
Orion Engineered Carbons GmbH
Term Loan, 4.75%, Maturing July 25, 2021		568	570,628
Term Loan, 4.75%, Maturing July 25, 2021	EUR	938	1,055,756
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		756	747,124
PolyOne Corporation
Term Loan, 3.75%, Maturing November 11, 2022		549	549,825
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022		1,300	1,313,542
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		1,337	1,340,364
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		320	318,324
Term Loan, 4.50%, Maturing July 31, 2021	EUR	1,059	1,181,545
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		73	73,465
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		416	416,300
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		1,836	1,841,863
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		3,155	3,067,671
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		3,582	3,578,866

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		1,365	$1,370,232

			$42,318,596

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		1,791	$1,733,585

			$1,733,585

Conglomerates — 0.7%
Bestway UK Holdco Limited
Term Loan, 5.01%, Maturing October 6, 2021	GBP	1,103	$1,599,912
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		3,042	2,570,541

			$4,170,453

Containers and Glass Products — 3.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,328	$2,331,969
Term Loan, 3.75%, Maturing January 6, 2021		680	682,217
Term Loan, 4.00%, Maturing October 1, 2022		1,128	1,134,031
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		3,648	3,672,283
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		437	437,740
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		1,359	1,308,487
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		3,558	3,575,990
SIG Combibloc Purchase Co. S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	2,178	2,444,305
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		643	643,890
Verallia
Term Loan, 5.00%, Maturing October 29, 2022	EUR	1,825	2,049,782

			$18,280,694

Cosmetics / Toiletries — 1.6%
Coty, Inc.
Term Loan, 3.75%, Maturing October 27, 2022		950	$952,177
Galleria Co.
Term Loan, 3.75%, Maturing January 26, 2023		1,900	1,902,945

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries (continued)
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022	1,741	$1,726,014
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	1,273	1,275,191
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	3,352	3,332,714

		$9,189,041

Drugs — 3.5%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 25, 2019	411	$410,382
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021	1,170	1,165,613
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	2,753	2,719,820
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022	2,918	2,882,780
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	1,241	1,216,976
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	1,666	1,638,233
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.71%, Maturing October 20, 2018	2,074	2,045,410
Term Loan, 4.75%, Maturing December 11, 2019	1,260	1,245,154
Term Loan, 4.75%, Maturing August 5, 2020	3,504	3,454,863
Term Loan, 5.00%, Maturing April 1, 2022	3,955	3,910,925

		$20,690,156

Ecological Services and Equipment — 0.7%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	2,060	$2,057,802
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	2,291	2,233,690

		$4,291,492

Electronics / Electrical — 13.9%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	2,200	$1,402,285
Avago Technologies Cayman Ltd.
Term Loan, 4.25%, Maturing February 1, 2023	9,600	9,634,666
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	1,068	1,032,912

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
CommScope, Inc.
Term Loan, 3.83%, Maturing December 29, 2022	1,020	$1,022,850
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,024	694,347
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	6,462	6,463,566
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	342	342,712
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023	450	453,937
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	369	369,816
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	916	877,478
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	1,485	1,484,081
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	4,779	4,800,159
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	635	636,306
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023	625	607,292
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	6,723	6,610,234
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	3,458	3,428,235
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	616	605,020
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	565	567,762
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	1,103	1,105,428
Term Loan, 5.25%, Maturing November 19, 2021	2,057	2,066,042
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,516	1,524,753
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	1,354	1,356,472
Microsemi Corporation
Term Loan, 5.25%, Maturing January 15, 2023	1,025	1,036,459
NXP B.V.
Term Loan, 3.75%, Maturing December 7, 2020	1,029	1,034,048
ON Semiconductor Corporation
Term Loan, 5.25%, Maturing March 31, 2023	1,200	1,211,250
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	357	355,822

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	2,244	$2,218,164
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	250	230,000
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,423	1,423,260
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	1,950	1,954,062
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	6,159	5,897,638
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	219	218,813
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	3,966	3,222,734
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	564	568,156
SS&C Technologies, Inc.
Term Loan, 4.01%, Maturing July 8, 2022	2,119	2,129,752
Term Loan, 4.02%, Maturing July 8, 2022	291	292,777
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	1,952	1,907,894
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	2,317	2,282,475
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	939	940,009
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	1,667	1,671,110
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,004	1,006,063
Wall Street Systems Delaware, Inc.
Term Loan, 4.25%, Maturing April 30, 2021	1,293	1,294,287
Western Digital Corporation
Term Loan, 6.25%, Maturing April 29, 2023	1,350	1,349,789
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	2,088	2,099,913

		$81,430,828

Financial Intermediaries — 4.0%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	2,467	$2,435,695
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	1,425	1,389,375
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	2,245	2,246,131

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corporation
Term Loan, 3.94%, Maturing September 24, 2018		2,100	$2,101,531
Term Loan, 4.19%, Maturing July 8, 2022		850	852,808
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021		1,229	1,221,543
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020		1,467	1,474,497
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021		783	776,033
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019		540	547,869
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020		482	482,405
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		147	146,985
Term Loan, 6.25%, Maturing September 4, 2018		718	717,640
Term Loan, 6.25%, Maturing September 4, 2018		804	804,375
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		2,089	2,048,468
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		957	957,045
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		291	290,273
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		697	698,383
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		4,748	4,035,426

			$23,226,482

Food Products — 5.0%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		3,895	$3,905,739
Term Loan, Maturing May 26, 2023(2)		3,100	3,118,408
Term Loan - Second Lien, 9.50%, Maturing October 10, 2017		1,186	1,190,774
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,424	1,433,115
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	425	477,317
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		989	992,569

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		1,261	$1,230,285
Term Loan - Second Lien, 8.25%, Maturing August 18, 2021		1,500	1,129,999
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		2,336	2,334,280
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		896	889,213
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		969	970,811
Term Loan, 3.75%, Maturing September 18, 2020		1,706	1,708,383
Term Loan, 4.00%, Maturing October 30, 2022		748	747,807
Maple Holdings Acquisition Corp.
Term Loan, 5.25%, Maturing March 3, 2023		1,112	1,117,663
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023		4,075	4,101,997
Term Loan, 6.25%, Maturing May 5, 2023	GBP	1,000	1,455,742
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		1,969	1,976,717
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		295	297,633

			$29,078,452

Food Service — 3.8%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		5,179	$5,197,742
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		1,100	1,066,516
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		2,248	2,253,793
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023		1,428	1,441,672
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018		1,695	1,697,137
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019		448	428,381
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		292	291,628
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		4,425	4,430,406
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		7,396	5,467,064

			$22,274,339

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 2.2%
Albertsons, LLC
Term Loan, 5.50%, Maturing March 21, 2019	2,428	$2,432,265
Term Loan, 5.13%, Maturing August 25, 2019	1,410	1,412,921
Term Loan, 5.50%, Maturing August 25, 2021	990	993,437
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	1,500	1,508,125
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	1,500	1,505,625
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	4,761	4,766,567

		$12,618,940

Health Care — 13.9%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	272	$272,920
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	372	372,071
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	935	938,940
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	771	773,053
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,781	1,775,772
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	2,288	2,219,788
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	2,334	2,332,406
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	663	665,306
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	1,121	1,124,824
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	842	840,990
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	643	641,471
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	3,810	3,562,498
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	36	35,990
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,289	1,292,259

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	2,653	$2,607,276
Term Loan, 4.00%, Maturing January 27, 2021	2,882	2,843,888
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	174	174,339
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	1,422	1,426,130
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	1,091	1,074,961
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	3,512	3,538,781
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	2,407	2,359,430
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	1,967	1,972,706
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	101	101,214
Term Loan, 4.25%, Maturing August 30, 2020	331	331,656
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	1,194	1,196,239
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	1,047	1,049,012
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,806	1,811,349
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	1,055	1,023,047
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	2,139	2,148,708
Term Loan, 7.75%, Maturing May 15, 2018	2,457	2,453,844
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	5,214	5,228,614
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	1,621	1,623,151
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	5,017	5,023,185
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing August 13, 2022	1,244	1,243,750
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	1,905	1,895,295
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	571	380,998
MPH Acquisition Holdings LLC
Term Loan, Maturing May 26, 2023(2)	2,675	2,696,400
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	415	276,984

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	588	$589,011
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022	1,000	995,600
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020	2,341	1,778,916
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	3,770	3,726,397
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	2,240	1,969,066
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	3,738	3,538,006
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	1,103	1,109,380
Radnet Management, Inc.
Term Loan, 4.29%, Maturing October 10, 2018	2,109	2,107,529
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018	1,453	1,454,379
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	771	771,125
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	954	954,081
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	1,259	1,202,405

		$81,525,140

Home Furnishings — 0.3%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,638	$1,643,919

		$1,643,919

Industrial Equipment — 4.6%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	3,049	$3,001,211
Blount International, Inc.
Term Loan, 7.25%, Maturing April 12, 2023	1,150	1,165,812
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021	460	449,847
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	996	998,123
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021	262	258,270

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		3,378	$3,131,964
Term Loan, 4.75%, Maturing July 30, 2020	EUR	439	455,427
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		3,038	3,029,351
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		477	466,132
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020		1,255	1,256,089
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		1,163	994,253
Paternoster Holding IV GmbH
Term Loan, 6.63%, Maturing February 10, 2022	EUR	1,000	1,096,772
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		5,997	5,975,322
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		1,013	1,008,267
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		310	278,794
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		834	779,836
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	1,724	1,917,332
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		300	292,263
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		324	320,678

			$26,875,743

Insurance — 4.6%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		2,059	$2,048,625
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		5,280	5,303,409
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		1,023	1,025,495
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023		775	755,625
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		2,146	2,151,775
Term Loan, 5.00%, Maturing August 4, 2022		5,590	5,576,482
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		2,550	2,499,637

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	1,372	$1,173,225
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	1,000	779,900
Hub International Limited
Term Loan, 4.50%, Maturing October 2, 2020	3,047	3,024,334
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,840	2,828,686

		$27,167,193

Leisure Goods / Activities / Movies — 6.2%
AMC Entertainment, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	2,363	$2,377,157
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	1,692	1,695,306
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	3,583	3,594,613
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	992	997,420
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	1,473	1,448,925
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing December 15, 2022	2,100	2,107,438
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	1,023	1,024,327
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	276	274,502
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	202	201,649
Term Loan, 5.50%, Maturing May 8, 2021	1,563	1,562,781
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	2,862	2,871,798
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	1,489	1,484,796
Match Group, Inc.
Term Loan, 6.26%, Maturing November 16, 2022	1,259	1,268,505
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	1,840	1,828,967
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	1,282	1,287,279
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	2,997	2,939,695
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)	1,367	546,644

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		1,854	$1,645,254
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019		2,173	2,097,254
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		1,949	1,940,641
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020		3,120	3,120,233

			$36,315,184

Lodging and Casinos — 5.5%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		428	$430,090
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		3,724	3,613,300
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		2,040	2,029,800
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		444	445,325
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)		1,370	1,378,396
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		712	715,593
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,950	3,959,875
Gala Group Finance PLC
Term Loan, 5.01%, Maturing May 27, 2018	GBP	2,850	4,136,684
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		146	146,629
Term Loan, 5.50%, Maturing November 21, 2019		341	342,134
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		4,850	4,870,623
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021		1,076	1,065,650
MGM Growth Properties Operating Partnership LP
Term Loan, 4.00%, Maturing April 25, 2023		2,100	2,116,078
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		1,534	1,524,107
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		3,959	3,929,183
Term Loan, 6.00%, Maturing October 1, 2021		938	931,675
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020		390	391,463

			$32,026,605

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals — 2.5%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing February 6, 2017	375	$370,313
Term Loan, 3.50%, Maturing May 22, 2020	2,476	1,107,862
Arch Coal, Inc.
DIP Loan, 5.00%, Maturing January 31, 2017(5)	900	891,563
Term Loan, 7.50%, Maturing May 16, 2018	3,891	1,760,797
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	668	669,085
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019	2,764	2,077,552
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	322	265,688
Term Loan, 7.50%, Maturing April 16, 2020	2,059	1,420,614
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,107	448,284
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	2,928	2,923,483
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	317	311,799
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	2,225	2,074,812
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019(3)	500	166,850

		$14,488,702

Oil and Gas — 4.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	3,164	$1,792,761
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	1,988	1,759,394
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	896	901,798
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	1,084	1,076,728
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	999	854,038
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,466	1,606,965
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	418	408,302
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	1,125	919,533
Term Loan, Maturing August 31, 2020(2)	550	442,063

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Fieldwood Energy, LLC (continued)
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	1,700	$640,132
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	1,107	652,844
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	8,059	7,114,914
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	938	267,366
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(4)	1,950	40,624
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	5,019	2,413,523
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	39	21,859
Term Loan, 4.25%, Maturing December 16, 2020	106	58,613
Term Loan, 4.25%, Maturing December 16, 2020	759	421,352
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	223	131,628
Term Loan, 4.25%, Maturing October 1, 2019	365	215,499
Term Loan, 4.25%, Maturing October 1, 2019	2,756	1,626,305
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	59	49,075
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,600	1,480,040

		$24,895,356

Publishing — 2.7%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	328	$262,094
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	1,884	1,890,362
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,961	4,504,413
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	4,683	4,562,362
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	669	619,233
Penton Media, Inc.
Term Loan, 4.75%, Maturing October 3, 2019	635	636,203
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	1,983	1,940,917

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.50%, Maturing August 14, 2020		1,566	$1,528,326

			$15,943,910

Radio and Television — 3.4%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020		457	$434,968
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021		2,005	1,626,186
Block Communications, Inc.
Term Loan, 4.00%, Maturing November 7, 2021		246	247,021
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020		4,607	3,279,542
Entercom Radio, LLC
Term Loan, 4.04%, Maturing November 23, 2018		395	395,521
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021		289	289,962
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022		698	682,969
iHeartCommunications, Inc.
Term Loan, 7.20%, Maturing January 30, 2019		2,132	1,644,381
Term Loan, 7.95%, Maturing July 30, 2019		364	280,287
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020		1,503	1,504,764
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		708	708,322
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		802	803,249
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		955	943,507
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020		558	556,520
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		6,348	6,356,611

			$19,753,810

Retailers (Except Food and Drug) — 7.6%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		372	$252,209
B&M Retail Limited
Term Loan, 3.26%, Maturing May 21, 2019	GBP	400	571,464
Term Loan, 3.76%, Maturing April 28, 2020	GBP	325	467,183
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		2,608	2,575,124

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		5,069	$5,082,518
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019		1,710	1,575,030
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022		2,211	2,220,162
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		1,418	1,220,261
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,081	1,088,684
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		3,236	2,421,030
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,802	1,805,085
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		1,512	1,445,202
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,765	2,772,564
Term Loan, 4.00%, Maturing January 28, 2020		887	890,696
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		2,661	2,445,623
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022		2,985	2,984,461
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		5,222	5,228,778
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		1,717	1,579,257
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		565	528,217
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		495	489,852
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		3,582	3,530,542
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		1,923	1,750,000
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(6)	EUR	631	708,645
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	945	575,631
Term Loan, 0.10%, (0.10% Cash, 0.00% PIK), Maturing October 29, 2021(3)	EUR	204	0
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018		538	482,068

			$44,690,286

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel — 1.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	8,389	$7,875,485
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	1,110	1,108,403
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	410	407,476

		$9,391,364

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	1,983	$1,986,386
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(5)	50	50,140
Term Loan, 4.00%, Maturing July 31, 2022	122	121,975
Term Loan, 4.00%, Maturing July 31, 2022	375	374,714
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	1,715	1,449,175

		$3,982,390

Telecommunications — 3.8%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	8,350	$7,713,312
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	2,351	2,192,540
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	771	773,605
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,970	1,504,362
Term Loan, 4.00%, Maturing April 23, 2019	2,111	1,612,056
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	7,509	7,517,080
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	819	812,182

		$22,125,137

Utilities — 3.6%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,118	$1,095,076
Term Loan, 3.25%, Maturing January 31, 2022	413	405,246
Calpine Corporation
Term Loan, 3.50%, Maturing May 27, 2022	3,499	3,478,064
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,047	1,045,999

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	450	$451,419
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	1,580	1,582,439
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing December 19, 2016	1,925	1,926,604
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	440	439,875
Term Loan, 5.50%, Maturing January 15, 2021	625	625,781
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	1,800	1,728,000
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	121	120,411
Term Loan, 5.00%, Maturing December 19, 2021	2,719	2,702,412
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	199	191,040
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 22, 2021	1,379	1,003,312
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	3,275	2,931,349
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	1,472	1,474,816

		$21,201,843

Total Senior Floating-Rate Loans (identified cost $814,751,057)		$779,089,923

Corporate Bonds & Notes — 9.4%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21	70	$74,025
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(8)	75	63,750
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(8)	15	15,788
Orbital ATK, Inc.
5.25%, 10/1/21	45	47,194
TransDigm, Inc.
7.50%, 7/15/21	10	10,609
6.00%, 7/15/22	85	86,912
6.50%, 7/15/24	80	82,000

		$380,278

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,423
General Motors Financial Co., Inc.
4.75%, 8/15/17	75	77,478
3.25%, 5/15/18	10	10,194
Navistar International Corp.
8.25%, 11/1/21	30	21,381
ZF North America Capital, Inc.
4.50%, 4/29/22(8)	150	151,387

		$280,863

Beverage and Tobacco — 0.0%(9)
Constellation Brands, Inc.
6.00%, 5/1/22	70	$79,363
4.25%, 5/1/23	105	108,675

		$188,038

Brokerage / Securities Dealers / Investment Houses — 0.0%(9)
Alliance Data Systems Corp.
6.375%, 4/1/20(8)	55	$56,031

		$56,031

Building and Development — 0.1%
Builders FirstSource, Inc.
7.625%, 6/1/21(8)	15	$15,825
10.75%, 8/15/23(8)	18	19,665
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(8)	50	52,250
HD Supply, Inc.
7.50%, 7/15/20	110	116,325
5.25%, 12/15/21(8)	40	42,250
Hillman Group, Inc. (The)
6.375%, 7/15/22(8)	75	68,063
Nortek, Inc.
8.50%, 4/15/21	40	41,900
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(8)	120	126,300
Standard Industries, Inc.
5.375%, 11/15/24(8)	75	77,062
6.00%, 10/15/25(8)	55	58,713
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	45	45,225
5.875%, 6/15/24	60	60,150

Security		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
USG Corp.
5.875%, 11/1/21(8)		40	$42,175
5.50%, 3/1/25(8)		5	5,331

			$771,234

Business Equipment and Services — 0.2%
Acosta, Inc.
7.75%, 10/1/22(8)		145	$140,288
FTI Consulting, Inc.
6.00%, 11/15/22		40	42,350
IMS Health, Inc.
6.00%, 11/1/20(8)		80	82,128
National CineMedia, LLC
6.00%, 4/15/22		835	874,662
ServiceMaster Co., LLC (The)
7.45%, 8/15/27		45	46,800
United Rentals North America, Inc.
7.625%, 4/15/22		40	42,775
6.125%, 6/15/23		15	15,600

			$1,244,603

Cable and Satellite Television — 0.6%
Cable One, Inc.
5.75%, 6/15/22(8)		15	$15,413
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		160	164,800
5.75%, 1/15/24		10	10,388
5.375%, 5/1/25(8)		95	96,662
5.75%, 2/15/26(8)		45	46,238
CSC Holdings, LLC
8.625%, 2/15/19		15	16,650
5.25%, 6/1/24		10	9,025
DISH DBS Corp.
6.75%, 6/1/21		185	192,085
5.875%, 7/15/22		30	29,190
5.875%, 11/15/24		20	18,613
IAC/InterActiveCorp
4.875%, 11/30/18		57	58,567
Virgin Media Secured Finance PLC
5.375%, 4/15/21(8)		923	957,670
6.00%, 4/15/21(8)	GBP	945	1,431,308
5.50%, 1/15/25(8)		625	637,891

			$3,684,500

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics — 0.7%
Hexion, Inc.
6.625%, 4/15/20	4,575	$3,900,187
Platform Specialty Products Corp.
10.375%, 5/1/21(8)	15	15,300
6.50%, 2/1/22(8)	60	53,550
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23(8)	15	15,975
Tronox Finance, LLC
6.375%, 8/15/20	135	104,625
7.50%, 3/15/22(8)	25	18,750
W.R. Grace & Co.
5.125%, 10/1/21(8)	30	31,181
5.625%, 10/1/24(8)	15	15,919

		$4,155,487

Commercial Services — 0.0%(9)
CEB, Inc.
5.625%, 6/15/23(8)	15	$14,925
ExamWorks Group, Inc.
5.625%, 4/15/23	35	37,669

		$52,594

Conglomerates — 0.0%(9)
Belden, Inc.
5.50%, 9/1/22(8)	20	$20,300
Spectrum Brands, Inc.
6.375%, 11/15/20	50	52,563
6.625%, 11/15/22	35	37,472
5.75%, 7/15/25	75	78,750
TMS International Corp.
7.625%, 10/15/21(8)	55	38,775

		$227,860

Consumer Products — 0.0%(9)
Central Garden & Pet Co.
6.125%, 11/15/23	50	$52,125

		$52,125

Containers and Glass Products — 0.8%
Berry Plastics Corp.
6.00%, 10/15/22(8)	25	$25,813

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(8)	15	$14,981
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(8)	35	37,166
6.375%, 8/15/25(8)	15	16,003
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	4,350	4,496,812

		$4,590,775

Distribution & Wholesale — 0.0%(9)
American Tire Distributors, Inc.
10.25%, 3/1/22(8)	50	$43,563

		$43,563

Diversified Financial Services — 0.0%(9)
Quicken Loans, Inc.
5.75%, 5/1/25(8)	35	$33,338

		$33,338

Drugs — 0.1%
ConvaTec Finance International SA
8.25%, 1/15/19(8)(10)	200	$200,250
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(8)	30	29,250
5.625%, 10/15/23(8)	85	80,325
5.50%, 4/15/25(8)	30	27,225
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(8)	205	183,475
7.50%, 7/15/21(8)	50	45,500
5.625%, 12/1/21(8)	30	25,500
5.875%, 5/15/23(8)	100	84,562
6.125%, 4/15/25(8)	70	58,625

		$734,712

Ecological Services and Equipment — 0.0%(9)
Advanced Disposal Services, Inc.
8.25%, 10/1/20	55	$56,925
Clean Harbors, Inc.
5.25%, 8/1/20	50	51,188
5.125%, 6/1/21	25	25,375

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Covanta Holding Corp.
5.875%, 3/1/24	25	$25,000

		$158,488

Electric Utilities — 0.0%(9)
NRG Yield Operating, LLC
5.375%, 8/15/24	25	$24,188

		$24,188

Electronics / Electrical — 0.4%
Anixter, Inc.
5.50%, 3/1/23	50	$51,188
CommScope, Inc.
4.375%, 6/15/20(8)	20	20,650
Freescale Semiconductor, Inc.
6.00%, 1/15/22(8)	55	58,476
Infor (US), Inc.
5.75%, 8/15/20(8)	35	36,790
6.50%, 5/15/22	50	46,125
Informatica, LLC
7.125%, 7/15/23(8)	30	28,725
Nuance Communications, Inc.
5.375%, 8/15/20(8)	90	91,912
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23	60	62,700
Western Digital Corp.
7.375%, 4/1/23(8)	1,550	1,619,750
Zebra Technologies Corp.
7.25%, 10/15/22	105	112,481

		$2,128,797

Equipment Leasing — 0.2%
International Lease Finance Corp.
6.75%, 9/1/16(8)	400	$404,250
7.125%, 9/1/18(8)	400	441,000

		$845,250

Financial Intermediaries — 0.3%
CIT Group, Inc.
5.50%, 2/15/19(8)	45	$47,138
5.375%, 5/15/20	10	10,450

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
First Data Corp.
6.75%, 11/1/20(8)		1,066	$1,123,693
7.00%, 12/1/23(8)		155	157,712
5.00%, 1/15/24(8)		30	30,094
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17		45	45,000
6.00%, 8/1/20		65	63,212
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(11)		80	88,975
Navient Corp.
5.50%, 1/15/19		110	110,412
5.00%, 10/26/20		30	28,125
5.875%, 10/25/24		35	30,013

			$1,734,824

Food Products — 0.4%
Dean Foods Co.
6.50%, 3/15/23(8)		50	$52,250
Iceland Bondco PLC
4.838%, 7/15/20(8)(12)	GBP	1,500	1,944,409
Pilgrim’s Pride Corp.
5.75%, 3/15/25(8)		10	10,131
Post Holdings, Inc.
6.75%, 12/1/21(8)		15	15,863
6.00%, 12/15/22(8)		35	35,831
7.75%, 3/15/24(8)		40	43,500
8.00%, 7/15/25(8)		20	22,300
WhiteWave Foods Co. (The)
5.375%, 10/1/22		25	26,844

			$2,151,128

Food Service — 0.0%(9)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(8)		65	$66,544
6.00%, 4/1/22(8)		125	129,844
Yum! Brands, Inc.
5.30%, 9/15/19		10	10,662
3.75%, 11/1/21		15	14,531
3.875%, 11/1/23		5	4,619

			$226,200

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.0%(9)
Rite Aid Corp.
6.125%, 4/1/23(8)	120	$127,350

		$127,350

Health Care — 1.3%
Alere, Inc.
7.25%, 7/1/18	15	$15,516
6.50%, 6/15/20	35	35,263
6.375%, 7/1/23(8)	65	68,087
AmSurg Corp.
5.625%, 11/30/20	50	51,625
5.625%, 7/15/22	45	45,844
Capsugel SA
7.00%, 5/15/19(8)(10)	19	19,071
Centene Corp.
4.75%, 5/15/22	20	20,650
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,445	2,493,558
7.125%, 7/15/20	130	121,225
6.875%, 2/1/22	95	82,117
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(8)	40	36,100
HCA Holdings, Inc.
6.25%, 2/15/21	90	96,750
HCA, Inc.
6.50%, 2/15/20	20	22,050
4.75%, 5/1/23	1,200	1,227,000
5.875%, 2/15/26	25	25,938
Hill-Rom Holdings, Inc.
5.75%, 9/1/23(8)	25	25,688
Hologic, Inc.
5.25%, 7/15/22(8)	70	73,500
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(8)	140	143,290
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	50	50,125
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(8)	155	169,802
Opal Acquisition, Inc.
8.875%, 12/15/21(8)	60	47,250
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(8)	1,425	1,470,429

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(8)	40	$41,300
Teleflex, Inc.
5.25%, 6/15/24	20	20,800
Tenet Healthcare Corp.
6.00%, 10/1/20	55	58,162
4.375%, 10/1/21	675	676,687
8.125%, 4/1/22	105	106,181
6.75%, 6/15/23	20	18,875
WellCare Health Plans, Inc.
5.75%, 11/15/20	120	124,800

		$7,387,683

Holding Company – Diversified — 0.0%(9)
Argos Merger Sub, Inc.
7.125%, 3/15/23(8)	80	$81,200
HRG Group, Inc.
7.875%, 7/15/19	110	116,325

		$197,525

Home Furnishings — 0.0%(9)
Tempur Sealy International, Inc.
6.875%, 12/15/20	40	$42,728
5.625%, 10/15/23	35	36,444

		$79,172

Industrial Equipment — 0.0%(9)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(8)	75	$63,750
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(13)	62	23,536
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(8)(10)	55	28,737

		$116,023

Insurance — 0.0%(9)
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(8)(10)	45	$42,525
Hub International, Ltd.
7.875%, 10/1/21(8)	60	58,950
USI, Inc.
7.75%, 1/15/21(8)	100	99,875

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Insurance (continued) )
Wayne Merger Sub, LLC
8.25%, 8/1/23(8)	40	$39,900

		$241,250

Internet Software & Services — 0.0%(9)
Netflix, Inc.
5.50%, 2/15/22	80	$83,900
5.875%, 2/15/25	120	126,300
Riverbed Technology, Inc.
8.875%, 3/1/23(8)	40	41,300

		$251,500

Leisure Goods / Activities / Movies — 0.1%
Activision Blizzard, Inc.
6.125%, 9/15/23(8)	35	$38,281
NCL Corp., Ltd.
5.25%, 11/15/19(8)	25	25,625
4.625%, 11/15/20(8)	45	46,125
Regal Entertainment Group
5.75%, 3/15/22	35	36,225
Royal Caribbean Cruises, Ltd.
7.25%, 6/15/16	25	24,970
7.25%, 3/15/18	50	54,500
Sabre GLBL, Inc.
5.375%, 4/15/23(8)	25	25,688
5.25%, 11/15/23(8)	40	41,050
Viking Cruises, Ltd.
8.50%, 10/15/22(8)	100	89,500
6.25%, 5/15/25(8)	45	35,662

		$417,626

Lodging and Casinos — 0.8%
Buffalo Thunder Development Authority
11.00%, 12/9/22(8)	250	$118,557
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)	2,375	2,244,375
9.00%, 2/15/20(4)	1,875	1,762,500
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	78,844
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21	110	114,021

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
MGM Resorts International
6.625%, 12/15/21	90	$97,537
7.75%, 3/15/22	30	33,863
6.00%, 3/15/23	65	68,087
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	30,244
Station Casinos, LLC
7.50%, 3/1/21	55	57,992
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(4)(8)	345	146,625

		$4,752,645

Media — 0.2%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)	1,000	$1,035,000

		$1,035,000

Nonferrous Metals / Minerals — 0.1%
Eldorado Gold Corp.
6.125%, 12/15/20(8)	120	$113,400
IAMGOLD Corp.
6.75%, 10/1/20(8)	60	50,700
Imperial Metals Corp.
7.00%, 3/15/19(8)	25	22,625
Kissner Milling Co., Ltd.
7.25%, 6/1/19(8)	95	95,475
New Gold, Inc.
6.25%, 11/15/22(8)	70	66,675
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20	55	44,412

		$393,287

Oil and Gas — 0.6%
Antero Resources Corp.
6.00%, 12/1/20	15	$15,000
5.375%, 11/1/21	100	98,000
5.625%, 6/1/23	35	34,300
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(8)	10	9,050
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	26,950

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Canbriam Energy, Inc.
9.75%, 11/15/19(8)	30	$29,025
CITGO Petroleum Corp.
6.25%, 8/15/22(8)	775	751,750
Concho Resources, Inc.
5.50%, 4/1/23	245	246,225
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(8)	95	98,800
7.75%, 2/15/23(8)	60	62,850
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	135	118,125
Denbury Resources, Inc.
5.50%, 5/1/22	20	14,300
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(8)	95	93,100
8.125%, 9/15/23(8)	25	25,625
Energy Transfer Equity L.P.
5.875%, 1/15/24	85	78,413
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	70	37,275
Gulfport Energy Corp.
7.75%, 11/1/20	150	153,000
6.625%, 5/1/23	65	64,188
Matador Resources Co.
6.875%, 4/15/23	40	40,400
Memorial Resource Development Corp.
5.875%, 7/1/22	140	139,562
Newfield Exploration Co.
5.625%, 7/1/24	130	130,000
Noble Energy, Inc.
5.625%, 5/1/21	27	28,098
Paramount Resources, Ltd.
6.875%, 6/30/23(8)	30	23,400
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	20	20,875
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	50	49,000
RSP Permian, Inc.
6.625%, 10/1/22	85	88,187
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	174,462
5.625%, 4/15/23	100	101,500
5.625%, 3/1/25	55	55,206

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Sabine Pass LNG, L.P.
6.50%, 11/1/20	105	$110,119
Seven Generations Energy, Ltd.
8.25%, 5/15/20(8)	140	147,350
6.75%, 5/1/23(8)	65	66,300
Seventy Seven Energy, Inc.
6.50%, 7/15/22(4)	35	2,100
SM Energy Co.
6.125%, 11/15/22	25	23,000
6.50%, 1/1/23	90	82,369
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23(8)	50	49,750
Tesoro Corp.
5.375%, 10/1/22	90	92,137
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19	15	15,675
6.25%, 10/15/22	35	36,313
Triangle USA Petroleum Corp.
6.75%, 7/15/22(8)	35	7,700
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	10	9,053

		$3,448,532

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(8)	580	$536,500
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(8)(10)	30	30,450
Tribune Media Co.
5.875%, 7/15/22	60	60,900

		$627,850

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$49,000
Series B, 6.50%, 11/15/22	100	100,875
iHeartCommunications, Inc.
9.00%, 12/15/19	953	751,679
11.25%, 3/1/21	50	37,875
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(8)	35	36,531
Sirius XM Radio, Inc.
5.875%, 10/1/20(8)	25	25,938
6.00%, 7/15/24(8)	95	99,750

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	$71,400
Univision Communications, Inc.
6.75%, 9/15/22(8)	837	893,497
5.125%, 5/15/23(8)	30	30,375

		$2,096,920

Real Estate Investment Trusts (REITs) — 0.0%(9)
Communications Sales & Leasing, Inc./CSL Capital LLC
8.25%, 10/15/23	10	$9,475
ESH Hospitality, Inc.
5.25%, 5/1/25(8)	35	34,125

		$43,600

Retailers (Except Food and Drug) — 0.4%
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(8)(10)	36	$14,906
Dollar Tree, Inc.
5.25%, 3/1/20(8)	50	52,360
5.75%, 3/1/23(8)	110	116,737
Fresh Market, Inc. (The)
9.75%, 5/1/23(8)	1,300	1,189,500
Hot Topic, Inc.
9.25%, 6/15/21(8)	150	151,875
L Brands, Inc.
6.875%, 11/1/35	65	68,900
Michaels Stores, Inc.
5.875%, 12/15/20(8)	45	46,913
Murphy Oil USA, Inc.
6.00%, 8/15/23	140	145,950
Party City Holdings, Inc.
6.125%, 8/15/23(8)	65	66,625
Radio Systems Corp.
8.375%, 11/1/19(8)	65	68,412
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	55	57,475
Vista Outdoor, Inc.
5.875%, 10/1/23(8)	40	42,004

		$2,021,657

Security	Principal Amount* (000’s omitted)	Value

Road & Rail — 0.0%(9)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(8)	45	$45,281

		$45,281

Software and Services — 0.0%(9)
IHS, Inc.
5.00%, 11/1/22	60	$62,700
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(8)(10)	60	50,393
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(8)	70	40,075

		$153,168

Steel — 0.0%(9)
ArcelorMittal
7.25%, 2/25/22	25	$26,250
JMC Steel Group, Inc.
8.25%, 3/15/18(8)	65	66,341

		$92,591

Surface Transport — 0.1%
Hertz Corp. (The)
6.25%, 10/15/22	70	$69,912
XPO Logistics, Inc.
7.875%, 9/1/19(8)	195	203,775
6.50%, 6/15/22(8)	75	72,375

		$346,062

Technology — 0.0%(9)
Micron Technology, Inc.
5.25%, 8/1/23(8)	20	$17,050
5.625%, 1/15/26(8)	20	16,400

		$33,450

Telecommunications — 0.6%
Avaya, Inc.
9.00%, 4/1/19(8)	45	$33,300
CenturyLink, Inc.
6.75%, 12/1/23	40	39,150
CommScope Technologies Finance, LLC
6.00%, 6/15/25(8)	65	66,462

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Frontier Communications Corp.
6.25%, 9/15/21		45	$42,075
10.50%, 9/15/22(8)		15	15,656
7.625%, 4/15/24		30	26,550
6.875%, 1/15/25		50	41,688
11.00%, 9/15/25(8)		65	66,381
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20		85	59,712
7.50%, 4/1/21		5	3,425
6.625%, 12/15/22		35	23,713
Intelsat Luxembourg S.A.
7.75%, 6/1/21		75	22,688
8.125%, 6/1/23		90	27,225
Level 3 Financing, Inc.
5.375%, 1/15/24		25	25,469
SBA Telecommunications, Inc.
5.75%, 7/15/20		155	160,037
Sprint Communications, Inc.
7.00%, 8/15/20		680	581,400
6.00%, 11/15/22		5	3,775
Sprint Corp.
7.25%, 9/15/21		60	48,825
7.875%, 9/15/23		250	197,500
7.625%, 2/15/25		45	34,172
T-Mobile USA, Inc.
6.25%, 4/1/21		40	42,050
6.633%, 4/28/21		50	52,750
6.731%, 4/28/22		20	21,050
6.625%, 4/1/23		40	42,550
6.375%, 3/1/25		35	36,794
6.50%, 1/15/26		115	121,972
Wind Acquisition Finance SA
4.999%, 4/30/19(8)(12)	EUR	550	614,773
6.50%, 4/30/20(8)		525	542,062
3.751%, 7/15/20(8)(12)	EUR	525	570,998
Windstream Corp.
6.375%, 8/1/23		40	30,975
Windstream Services, LLC
7.75%, 10/1/21		80	70,200

			$3,665,377

Utilities — 0.7%
AES Corp. (The)
5.50%, 3/15/24		20	$20,294

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Air Medical Merger Sub Corp.
6.375%, 5/15/23(8)	50	$49,125
Calpine Corp.
5.375%, 1/15/23	55	54,020
7.875%, 1/15/23(8)	2,204	2,355,525
5.75%, 1/15/25	20	19,425
5.25%, 6/1/26(8)	1,150	1,151,437
Dynegy, Inc.
6.75%, 11/1/19	80	80,600
7.375%, 11/1/22	65	63,213
7.625%, 11/1/24	55	53,075

		$3,846,714

Total Corporate Bonds & Notes (identified cost $57,378,326)		$55,185,139

Asset-Backed Securities — 6.0%

Security	Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 5.978%, 7/15/27(8)(12)	$1,000	$862,823
Apidos CLO XVII
Series 2014-17A, Class B, 3.483%, 4/17/26(8)(12)	600	585,423
Series 2014-17A, Class C, 3.933%, 4/17/26(8)(12)	1,000	910,605
Series 2014-17A, Class D, 5.383%, 4/17/26(8)(12)	1,000	811,000
Apidos CLO XIX
Series 2014-19A, Class E, 6.083%, 10/17/26(8)(12)	2,400	2,059,798
Apidos CLO XXI
Series 2015-21A, Class D, 6.183%, 7/18/27(8)(12)	1,000	846,232
Ares CLO, Ltd.
Series 2014-32A, Class D, 6.326%, 11/15/25(8)(12)	2,000	1,706,384
Series 2015-2A, Class E2, 5.838%, 7/29/26(8)(12)	1,000	833,215
Babson CLO, Ltd.
Series 2013-IA, Class C, 3.334%, 4/20/25(8)(12)	500	489,900
Series 2013-IA, Class D, 4.134%, 4/20/25(8)(12)	400	370,438
Series 2013-IA, Class E, 5.034%, 4/20/25(8)(12)	250	202,627
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 5.728%, 7/15/26(8)(12)	525	411,404
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-4A, Class E, 5.828%, 10/15/26(8)(12)	2,000	1,701,826
Series 2015-5A, Class D, 6.592%, 1/20/28(8)(12)	500	441,826
Cent CLO, L.P.
Series 2014-22A, Class D, 5.932%, 11/7/26(8)(12)	1,000	764,203

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Centurion CDO IX Ltd.
Series 2005-9A, Class D1, 5.383%, 7/17/19(8)(12)	$750	$705,651
CIFC Funding, Ltd.
Series 2013-2A, Class A3L, 3.283%, 4/21/25(8)(12)	2,925	2,752,008
Cumberland Park CLO, Ltd.
Series 2015-2A, Class E, 5.634%, 7/20/26(8)(12)	2,025	1,653,724
Dryden XXVIII Senior Loan Fund
Series 2013-28A, Class A3L, 3.326%, 8/15/25(8)(12)	1,500	1,466,116
Series 2013-28A, Class B1L, 3.826%, 8/15/25(8)(12)	640	572,305
Series 2013-28A, Class B2L, 4.526%, 8/15/25(8)(12)	430	315,142
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 6.576%, 8/15/28(8)(12)	1,000	873,506
Galaxy CLO, Ltd.
Series 2015-21A, Class E1, 6.17%, 1/20/28(8)(12)	1,000	853,233
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class E, 6.383%, 5/5/27(8)(12)	2,000	1,652,832
Oak Hill Credit Partners, Ltd.
Series 2013-8A, Class C, 3.334%, 4/20/25(8)(12)	450	437,541
Series 2013-8A, Class D, 4.134%, 4/20/25(8)(12)	500	455,761
Series 2015-11A, Class E, 7.334%, 10/20/28(8)(12)	1,000	921,472
Octagon Investment Partners XVI Ltd.
Series 2013-1A, Class C1, 3.383%, 7/17/25(8)(12)	1,025	985,736
Series 2013-1A, Class D, 3.983%, 7/17/25(8)(12)	1,025	904,444
Series 2013-1A, Class E, 5.133%, 7/17/25(8)(12)	1,225	897,305
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class E2, 7.128%, 7/15/27(8)(12)	2,000	1,829,098
Palmer Square CLO, Ltd.
Series 2015-2A, Class D, 6.084%, 7/20/27(8)(12)	1,200	1,017,143
Race Point CLO, Ltd.
Series 2012-7A, Class D, 4.882%, 11/8/24(8)(12)	1,750	1,652,495
Recette CLO, LLC
Series 2015-1A, Class E, 6.334%, 10/20/27(8)(12)	1,000	856,872
Ziggurat CLO, Ltd.
Series 2014-1A, Class E, 5.633%, 10/17/26(8)(12)	2,000	1,461,042

Total Asset-Backed Securities (identified cost $38,492,727)		$35,261,130

Common Stocks — 1.1%

Security	Shares	Value

Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(13)(14)	58	$701,379

		$701,379

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(13)(14)	20,780	$696,130

		$696,130

Building and Development — 0.1%
Panolam Holdings Co.(3)(14)(15)	280	$243,609

		$243,609

Business Equipment and Services — 0.1%
Education Management Corp.(3)(13)(14)	3,569,737	$0
RCS Capital Corp.(13)(14)	63,815	382,888

		$382,888

Health Care — 0.1%
New Millennium Holdco, Inc.(13)(14)	68,551	$269,920

		$269,920

Lodging and Casinos — 0.1%
Tropicana Entertainment, Inc.(13)(14)	37,016	$729,215

		$729,215

Oil and Gas — 0.0%(9)
Southcross Holdings Group, LLC(3)(13)(14)	67	$0
Southcross Holdings L.P., Class A(13)(14)	67	23,994

		$23,994

Publishing — 0.5%
ION Media Networks, Inc.(3)(13)(14)	4,429	$2,209,983
MediaNews Group, Inc.(3)(13)(14)	29,104	948,210
Nelson Education, Ltd.(3)(13)(14)	54,585	0

		$3,158,193

Total Common Stocks (identified cost $2,718,268)		$6,205,328

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp., Series A-1, 7.50%(3)(13)(14)	3,972	$35,192

Total Convertible Preferred Stocks (identified cost $280,330)		$35,192

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

Closed-End Funds — 2.1%

Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$1,487,974
Invesco Senior Income Trust	538,147	2,227,929
Nuveen Credit Strategies Income Fund	406,731	3,316,891
Nuveen Floating Rate Income Fund	164,907	1,724,927
Nuveen Floating Rate Income Opportunity Fund	115,017	1,203,078
Voya Prime Rate Trust	441,753	2,252,941

Total Closed-End Funds (identified cost $13,551,541)		$12,213,740

Miscellaneous — 0.0%(9)

Security	Principal Amount/ Shares	Value

Lodging and Casinos — 0.0%(9)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(8)(14)	$110,685	$55

		$55

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(14)	605,000	$0

		$0

Total Miscellaneous (identified cost $0)		$55

Short-Term Investments — 1.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.51%(16)	$9,882	$9,881,589

Total Short-Term Investments (identified cost $9,881,589)		$9,881,589

Total Investments — 153.5% (identified cost $937,053,838)		$897,872,096

Less Unfunded Loan Commitments — (0.2)%		$(950,202)

Net Investments — 153.3% (identified cost $936,103,636)		$896,921,894

Notes Payable — (39.6)%		$(232,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (13.7)%		$(80,000,000)

Other Assets, Less Liabilities — 0.0%(9)		$179,052

Net Assets Applicable to Common Shares — 100.0%		$585,100,946

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after May 31, 2016, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Includes new money preferred shares that trade with the loan.

(7)	Includes Vivarte Class A preferred shares and Luxco ordinary shares that trade with the loan.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Portfolio of Investments — continued

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2016, the aggregate value of these securities is $62,382,185 or 10.7% of the Trust’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.
(12)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2016.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	Non-income producing security.

(15)	Restricted security (see Note 7).

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	8,014,075	EUR	7,106,573	HSBC Bank USA, N.A.	6/30/16	$99,213	$—
USD	7,296,246	GBP	5,080,279	Goldman Sachs International	6/30/16	—	(63,250)
USD	1,446,332	GBP	995,000	State Street Bank and Trust Company	6/30/16	4,935	—
USD	7,577,458	EUR	6,686,319	Goldman Sachs International	7/29/16	123,396	—
USD	3,452,485	GBP	2,373,674	State Street Bank and Trust Company	7/29/16	13,297	—
USD	2,442,728	CAD	3,173,201	State Street Bank and Trust Company	8/31/16	22,697	—
USD	4,039,804	EUR	3,600,795	State Street Bank and Trust Company	8/31/16	20,949	—
USD	1,762,297	GBP	1,201,793	JPMorgan Chase Bank, N.A.	8/31/16	20,591	—

						$305,078	$(63,250)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Statement of Assets and Liabilities

Assets	May 31, 2016
Unaffiliated investments, at value (identified cost, $926,222,047)	$887,040,305
Affiliated investment, at value (identified cost, $9,881,589)	9,881,589
Cash	7,614,662
Restricted cash*	320,000
Foreign currency, at value (identified cost, $37,460)	37,413
Interest and dividends receivable	5,474,535
Interest receivable from affiliated investment	4,690
Receivable for investments sold	1,003,964
Receivable for open forward foreign currency exchange contracts	305,078
Prepaid upfront fees on variable rate term preferred shares	132,267
Prepaid upfront fees on notes payable	245,284
Prepaid expenses	29,560
Total assets	$912,089,347

Liabilities
Notes payable	$232,000,000
Variable rate term preferred shares, at liquidation value	80,000,000
Payable for investments purchased	13,629,309
Payable for open forward foreign currency exchange contracts	63,250
Payable to affiliates:
Investment adviser fee	568,883
Trustees’ fees	8,027
Interest expense and fees payable	443,250
Accrued expenses	275,682
Total liabilities	$326,988,401
Net assets applicable to common shares	$585,100,946

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637
Additional paid-in capital	747,871,292
Accumulated net realized loss	(125,913,060)
Accumulated undistributed net investment income	1,785,277
Net unrealized depreciation	(39,041,200)
Net assets applicable to common shares	$585,100,946

Net Asset Value Per Common Share
($585,100,946 ÷ 39,863,690 common shares issued and outstanding)	$14.68

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Statement of Operations

Investment Income	Year Ended May 31, 2016
Interest and other income	$48,666,571
Dividends	851,157
Interest allocated from affiliated investment	33,519
Expenses allocated from affiliated investment	(1,579)
Total investment income	$49,549,668

Expenses
Investment adviser fee	$6,970,567
Trustees’ fees and expenses	51,788
Custodian fee	344,048
Transfer and dividend disbursing agent fees	17,994
Legal and accounting services	252,802
Printing and postage	77,599
Amortization of deferred offering costs	90,144
Interest expense and fees	5,415,456
Miscellaneous	128,340
Total expenses	$13,348,738
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$13,348,721

Net investment income	$36,200,947

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(17,226,266)
Investment transactions allocated from affiliated investment	37
Foreign currency and forward foreign currency exchange contract transactions	428,142
Net realized loss	$(16,798,087)
Change in unrealized appreciation (depreciation) —
Investments	$(22,219,618)
Foreign currency and forward foreign currency exchange contracts	515,208
Net change in unrealized appreciation (depreciation)	$(21,704,410)

Net realized and unrealized loss	$(38,502,497)

Net decrease in net assets from operations	$(2,301,550)

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$36,200,947	$35,156,685
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	(16,798,087)	4,513,875
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(21,704,410)	(21,791,821)
Net increase (decrease) in net assets from operations	$(2,301,550)	$17,878,739
Distributions to common shareholders —
From net investment income	$(36,036,776)	$(35,518,548)
Total distributions to common shareholders	$(36,036,776)	$(35,518,548)

Net decrease in net assets	$(38,338,326)	$(17,639,809)

Net Assets Applicable to Common Shares
At beginning of year	$623,439,272	$641,079,081
At end of year	$585,100,946	$623,439,272

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$1,785,277	$687,522

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2016
Net decrease in net assets from operations	$(2,301,550)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(272,011,499)
Investments sold and principal repayments	327,388,507
Increase in short-term investments, net	(3,896,315)
Net amortization/accretion of premium (discount)	(1,632,326)
Amortization of deferred offering costs and prepaid upfront fees on variable rate term preferred shares	225,008
Amortization of prepaid upfront fees on notes payable	310,344
Increase in restricted cash	(320,000)
Decrease in interest and dividends receivable	311,057
Increase in interest receivable from affiliated investment	(3,222)
Increase in receivable for open forward foreign currency exchange contracts	(284,196)
Decrease in prepaid expenses	6,182
Decrease in payable for open forward foreign currency exchange contracts	(302,585)
Decrease in payable to affiliate for investment adviser fee	(65,164)
Increase in payable to affiliate for Trustees’ fees	41
Increase in interest expense and fees payable	52,317
Increase in accrued expenses	52,226
Increase in unfunded loan commitments	950,202
Net change in unrealized (appreciation) depreciation from investments	22,219,618
Net realized (gain) loss from investments	17,226,266
Net cash provided by operating activities	$87,924,911

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(36,036,776)
Payment of prepaid upfront fees on variable rate term preferred shares	(120,000)
Payment of prepaid upfront fees on notes payable	(310,000)
Proceeds from notes payable	23,000,000
Repayments of notes payable	(81,000,000)
Net cash used in financing activities	$(94,466,776)

Net decrease in cash*	$(6,541,865)

Cash at beginning of year(1)	$14,193,940

Cash at end of year(1)	$7,652,075

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$5,347,931

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(71).

(1)	Balance includes foreign currency, at value.

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year (Common shares)	$15.640	$16.080	$16.300	$15.510	$15.900

Income (Loss) From Operations
Net investment income(1)	$0.908	$0.882	$0.889	$1.058	$1.034
Net realized and unrealized gain (loss)	(0.964)	(0.431)	(0.145)	0.707	(0.368)
Distributions to APS shareholders —
From net investment income(1)	—	—	—	(0.024)	(0.032)
Discount on redemption and repurchase of APS(1)	—	—	—	0.036	—

Total income (loss) from operations	$(0.056)	$0.451	$0.744	$1.777	$0.634

Less Distributions to Common Shareholders
From net investment income	$(0.904)	$(0.891)	$(0.966)	$(1.041)	$(1.024)

Total distributions to common shareholders	$(0.904)	$(0.891)	$(0.966)	$(1.041)	$(1.024)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$—	$0.002	$0.054	$—

Net asset value — End of year (Common shares)	$14.680	$15.640	$16.080	$16.300	$15.510

Market value — End of year (Common shares)	$13.560	$14.360	$15.180	$16.680	$15.790

Total Investment Return on Net Asset Value(2)	0.46%	3.43%	4.87%	12.15%	4.43%

Total Investment Return on Market Value(2)	1.14%	0.59%	(3.19)%	12.66%	3.13%

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2016	2015	2014	2013		2012
Net assets applicable to common shares, end of year (000’s omitted)	$585,101	$623,439	$641,079	$646,842		$582,011
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(3)	1.36%	1.37%	1.36%	1.38	%(4)	1.28	%(4)
Interest and fee expense(5)	0.93%	0.80%	0.77%	0.66%		0.58%
Total expenses(3)	2.29%	2.17%	2.13%	2.04	%(4)	1.86	%(4)
Net investment income	6.22%	5.60%	5.50%	6.61	%(4)	6.73	%(4)
Portfolio Turnover	29%	32%	35%	47%		38%
Senior Securities:
Total notes payable outstanding (in 000’s)	$232,000	$290,000	$300,000	$290,000		$260,000
Asset coverage per $1,000 of notes payable(6)	$3,867	$3,426	$3,404	$3,506		$3,546
Total preferred shares outstanding(7)	800	800	800	800		3,200
Asset coverage per preferred share(7)(8)	$287,532	$268,497	$268,705	$274,822		$67,796
Involuntary liquidation preference per preferred share(7)(9)	$100,000	$100,000	$100,000	$100,000		$25,000
Approximate market value per preferred share(7)(9)	$100,000	$100,000	$100,000	$100,000		$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders.

(5)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable, primarily incurred to redeem the Trust’s APS (see Note 9).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Preferred shares represent variable rate term preferred shares as of May 31, 2016, 2015, 2014 and 2013 and APS as of May 31, 2012.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 288%, 268%, 269%, 275%, 271% and 287% at May 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(9)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares (variable rate term preferred shares and APS, as applicable) and borrowings are presented below. Ratios do not reflect the effect of dividend payments to APS shareholders and exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2016	2015	2014	2013	2012
Expenses excluding interest and fees	0.86%	0.85%	0.85%	0.89%	0.81%
Interest and fee expense	0.58%	0.50%	0.49%	0.42%	0.37%
Total expenses	1.44%	1.35%	1.34%	1.31%	1.18%
Net investment income	3.90%	3.50%	3.46%	4.23%	4.28%

APS	–	Auction Preferred Shares

34	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

35

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2016, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee that may be reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations. Effective September 1, 2015, SSBT began imposing fees on certain uninvested cash balances and discontinued credits on cash deposit balances.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2016, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to

36

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2016. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a current mandatory redemption date of January 8, 2017, unless extended. The original mandatory redemption date of December 18, 2015 was extended to July 8, 2016 on May 20, 2015 and further extended on December 22, 2015 upon consent of the holders of the VRTP Shares and approval of the Trust’s Board of Trustees. Dividends on the VRTP Shares are determined each day based on a spread of 1.45% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the VRTP Shares’ redemption price, and over the six month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Trust in connection with its offering of VRTP Shares were capitalized as deferred offering costs and were amortized over a period of three years to the original mandatory redemption date of December 18, 2015. In connection with the issuance of VRTP Shares, the Trust paid an initial upfront fee to the Conduit of $400,000 that prior to the extension of the mandatory redemption date, was being amortized to interest expense and fees over a period of three years. In connection with the subsequent extensions of the mandatory redemption date, the Trust paid additional upfront fees of $194,074 which, together with the unamortized portion of the initial upfront fee, are being amortized over the remaining term of the VRTP Shares to January 8, 2017. The unamortized amounts as of May 31, 2016 are presented as prepaid upfront fees on VRTP Shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2016 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2016.

The average liquidation preference of the VRTP Shares during the year ended May 31, 2016 was $80,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2016 was 2.04%. The amount of dividends accrued and the average dividend rate of the VRTP Shares during the year ended May 31, 2016 were $1,493,253 and 1.87%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

37

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the years ended May 31, 2016 and May 31, 2015 was as follows:

	Year Ended May 31,
	2016	2015

Distributions declared from:
Ordinary income	$37,530,029	$36,863,119

During the year ended May 31, 2016, accumulated net realized loss was decreased by $913,036, accumulated undistributed net investment income was increased by $933,584 and paid-in capital was decreased by $1,846,620 due to differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest, investments in partnerships and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,921,986
Capital loss carryforwards and deferred capital losses	$(124,966,485)
Net unrealized depreciation	$(39,987,775)
Other temporary differences	$(136,709)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At May 31, 2016, the Trust, for federal income tax purposes, had capital loss carryforwards of $107,490,819 and deferred capital losses of $17,475,666, which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on May 31, 2017 ($49,801,677), May 31, 2018 ($40,967,167) and May 31, 2019 ($16,721,975) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at May 31, 2016, $1,132,461 are short-term and $16,343,205 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$937,050,211

Gross unrealized appreciation	$8,579,575
Gross unrealized depreciation	(48,707,892)

Net unrealized depreciation	$(40,128,317)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2016, the Trust’s investment adviser fee amounted to $6,970,567. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

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Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $263,292,657 and $323,070,338, respectively, for the year ended May 31, 2016.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended May 31, 2016 and May 31, 2015.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2016 and May 31, 2015.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 5,495,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended May 31, 2016 and May 31, 2015, there were no shares sold by the Trust pursuant to its shelf offering.

7  Restricted Securities

At May 31, 2016, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	280	$153,860	$243,609

Total Restricted Securities			$153,860	$243,609

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2016 is included in the Portfolio of Investments. At May 31, 2016, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $63,250. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $10,000 at May 31, 2016.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$305,078	(1)	$(63,250	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$123,396	$(63,250)	$—	$—	$60,146
HSBC Bank USA, N.A.	99,213	—	—	—	99,213
JPMorgan Chase Bank, N.A.	20,591	—	—	—	20,591
State Street Bank and Trust Company	61,878	—	—	—	61,878

	$305,078	$(63,250)	$—	$—	$241,828

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(63,250)	$63,250	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	596,886	586,781

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended May 31, 2016, which is indicative of the volume of this derivative type, was approximately $42,205,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $310 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 13, 2017, the Trust also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% (50% prior to March 15, 2016) of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2016 totaled $2,294,443 and are included in interest expense and fees on the Statement of Operations. The Trust also paid an upfront fee of $310,000, which is being amortized to interest expense over a period of one year through March 2017. The unamortized balance at May 31, 2016 is approximately $245,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2016, the Trust had borrowings outstanding under the Agreement of $232,000,000 at an interest rate of 0.63%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2016. For the year ended May 31, 2016, the average borrowings under the Agreement and the average interest rate (excluding fees) were $267,081,967 and 0.44%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2016, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$776,613,255	$1,526,466	$778,139,721
Corporate Bonds & Notes	—	55,161,603	23,536	55,185,139
Asset-Backed Securities	—	35,261,130	—	35,261,130
Common Stocks	729,215	1,372,932	4,103,181	6,205,328
Convertible Preferred Stocks	—	—	35,192	35,192
Closed-End Funds	12,213,740	—	—	12,213,740
Miscellaneous	—	55	0	55
Short-Term Investments	—	9,881,589	—	9,881,589

Total Investments	$12,942,955	$878,290,564	$5,688,375	$896,921,894

Forward Foreign Currency Exchange Contracts	$—	$305,078	$—	$305,078

Total	$12,942,955	$878,595,642	$5,688,375	$897,226,972

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(63,250)	$—	$(63,250)

Total	$—	$(63,250)	$—	$(63,250)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2016 is not presented.

At May 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $4,166,000 (equal to 0.71% of net assets applicable to common shares at May 31, 2016). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Notes to Financial Statements — continued

14  Subsequent Event

In June 2016, the redemption date of the VRTP Shares was further extended to April 8, 2017 from January 8, 2017 upon consent of the holders of the VRTP Shares and approval of the Trust’s Board of Trustees.

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended May 31, 2016, the Trust designates approximately $15,434, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 24, 2016. The following action was taken by the shareholders:

Item 1:  The election of Helen Frame Peters, Valerie A. Mosley and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2019. Mr. Verni was elected solely by VRTP shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Helen Frame Peters	31,989,627	1,890,628
Valerie A. Mosley	32,094,296	1,785,959

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
Ralph F. Verni	800	0

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, LLC or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to have the Agent sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent. Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2016, Trust records indicate that there are 9 registered shareholders and approximately 20,353 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 26, 2016, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2016. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized groups of peer funds identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2016, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, sixteen, four, nine and eleven times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment professionals in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2015 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2015, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

51

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

52

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Class III Trustee	Until 2019. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 1996	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2003	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

53

Eaton Vance

Floating-Rate Income Trust

May 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224 5.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance Family of Funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds (the “Funds”) within the Eaton Vance Funds’ investment company complex implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee that it believes that, in light of the facts surrounding its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within D&T’s audit engagement has not been impaired. D&T has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the no-action letter appear to be met with respect to D&T’s lending relationships described above. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2015 and May 31, 2016 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Income Trust

Fiscal Years Ended	5/31/15	5/31/16
Audit Fees	$103,150	$106,250
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$19,920	$20,003
All Other Fees(3)	$0	$0

Total	$141,070	$126,253

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s revolving credit and security agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2015 and May 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/15	5/31/16
Registrant	$37,920	$20,003
Eaton Vance(1)	$76,000	$10,434

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman and William H. Park are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Ralph H. Hinckley, Jr. and Scott H. Page comprise the investment team responsible for the overall management of the Trust’s investments.

Mr. Hinckley is a Vice President of EVM and has been a portfolio manager of the Trust since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since June 2004 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Hinckley and Page have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$896.9	0	$0
Other Pooled Investment Vehicles	2	$6,835.1	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	13	$21,755.1	0	$0
Other Pooled Investment Vehicles	12	$9,419.6	1	$2.4
Other Accounts	8	$4,209.1	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Ralph H. Hinckley, Jr.	$10,001 - $50,000
Scott H. Page	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 18, 2016

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 18, 2016